Fair Value Measurement	12 Months Ended
Dec. 31, 2024
Fair Value Measurement
Fair Value Measurement

18.Fair Value Measurement

Recurring

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rate and currency rate. No balance of financial instruments measured or disclosed at fair value on a recurring basis as of December 31, 2023 and 2024.

The Company’s other financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, other receivables (included in “Prepayments and other current assets”), accounts payable, other payables (included in “Accrued expenses and other current liabilities”) and short-term loans are not measured at fair value in the consolidated balance sheets, as their carrying values approximated fair value due to their short-term maturity.

Non-recurring

As of December 31, 2023 and 2024, the group had no financial assets or financial liabilities that are measured at fair value at non-recurring basis. The Group’s non-financial assets, such as intangible assets, property, equipment and leasehold improvement and other non-current assets, would be measured at fair value on non-recurring basis whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable.